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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



                                November 24, 1997
                                 Date of Report
                        (Date of earliest event reported)



                         Commission File Number 0-27574

                              POWERCERV CORPORATION
             (Exact name of registrant as specified in its charter)


              FLORIDA                                    59-3350778
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)



            400 NORTH ASHLEY DRIVE, SUITE 2700, TAMPA, FLORIDA 33602
                    (Address of principal executive offices.)

                                 (813) 226-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)




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                       INFORMATION INCLUDED IN THIS REPORT


Items 1 through 4, 6 and 8 Not Applicable.

Item 5.  Other Events.

         Reference is made to the press release issued to the public by the registrant on November 24, 1997, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Text of press release dated November 24, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             POWERCERV CORPORATION
                                             (Registrant)


Date:  November 24, 1997                     By: /s/ Harold R. Ross
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                                                 Harold R. Ross
                                                 Chief Executive Officer

























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